UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  December 14, 2012

GYRODYNE COMPANY OF AMERICA, INC.

(Exact name of Registrant as Specified in its Charter)

New York	000-01684	11-1688021
(State or other jurisdiction	(Commission File	(I.R.S. Employer
of incorporation)	Number)	Identification No.)

ONE FLOWERFIELD
SUITE 24
ST. JAMES, NEW YORK 11780

(Address of principal executive
offices) (Zip Code)

(631) 584-5400

Registrant’s telephone number,
including area code

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17  CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.  Regulation FD Disclosure

Each of the Company’s Chairman of the Board of Directors, Interim President, and Chief Operating Officer gave a presentation to the Company’s shareholders at its 2012 Annual Shareholders Meeting held on December 14, 2012.  The script of such presentations and related graphs are attached hereto as Exhibits 99.1 – 99.6 and are incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits

   (d)      Exhibits

Exhibit No.	Exhibit

99.1	Script of Presentations
99.2	Graph of Historical Stock Price (Jan. 1997 – Dec. 2012)
99.3	Graph of General Administrative Costs (2009 – 2011)
99.4	Graph of Rental Revenue (2009 – 2011)
99.5	Graph of Property Level Funds From Operations (2009 – 2011)
99.6	Graph of Adjusted Funds From Operations (2009 – 2011)

SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

GYRODYNE COMPANY OF AMERICA, INC.

By:	/s/ Gary Fitlin
Gary Fitlin
Interim President and Chief Executive Officer

Date:  December 14, 2012